Equity Method Investments (Tables)	12 Months Ended
Dec. 31, 2015
Equity Method Investments
Reconciliation Of Investments In Equity Affiliates

	2015	2014
Beginning of year	$250	$3,860
Additional investments	77	226
DIRECTV investments acquired	1,232	-
Equity in net income of affiliates	79	175
Dividends and distributions received	(30)	(148)
Sale of América Móvil shares	-	(3,817)
Other adjustments	(2)	(46)
End of year	$1,606	$250